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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              __________________


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 19, 1998


                              __________________


                                CONSILIUM, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                        0-17754               94-2523965
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

485 CLYDE AVENUE, MOUNTAIN VIEW, CA                                 94043
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (650) 691-6100


  (Former name, former address and former fiscal year, if changed since last report)


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This report consists of 7 pages.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) Consilium, Inc. (the "Registrant") sold its Healthcare Products and Process Industries Group that focused on the FlowStream product line (the "Healthcare Group"), pursuant to an Asset Purchase Agreement dated February 19, 1998 (the "Asset Purchase Agreement") by and among Base Ten FlowStream, Inc. (the "Buyer"), Base Ten Systems, Inc. (the "Parent" and together with the Buyer, "Base Ten") and the Registrant, for consideration consisting of $1,500,000 in cash ($1,350,000 of which was paid on February 19, 1998 (the "Closing Date") and $150,000 of which is subject to certain indemnification provisions pursuant to the Asset Purchase Agreement and shall be paid within ninety days after the Closing Date), 20% of all annual revenues in excess of $3,200,000 recognized by Base Ten from the licensing of the Registrant's FlowStream product line during the 1998 and 1999 calendar years, and assumption by Base Ten of substantially all of the Healthcare Group's liabilities on a going-forward basis, with some specific obligations being retained by the Registrant (the "Sale"). Pursuant to the Asset Purchase Agreement, the Registrant agreed not to compete in the business of developing, producing, manufacturing and selling manufacturing execution systems under the trademarks of "FlowStream" for healthcare products (pharmaceutical, medical device and biotechnology) and chemical industries (the "FlowStream Business") for three years, and Base Ten assumed certain liabilities as of the acquisition date, purchased fixed assets with a net book value of approximately $500,000 and the Registrant's rights under certain contracts with customers and other third parties relating to the FlowStream product line, except certain patents used by both the Healthcare Group and the Semiconductor and Electronics Business Group. With regards to these patents, the Registrant granted to Base Ten a worldwide royalty-free, non-transferable (except with substantially all of the assets of the FlowStream Business) license, for the lives of the patents, without the rights to sublicense, to the exclusive use of such patents in the FlowStream Business. Also pursuant to the Asset Purchase Agreement, the Registrant agreed to indemnify Base Ten, within certain limitations, for breach of certain representations, warranties, covenants, agreements or obligations made by the Registrant therein.

     Prior to the Sale, no material relationship existed between the principal stockholders of Base Ten and the Registrant, any affiliates of the Registrant, any director or officer of the Registrant, or any associate of any such director or officer.

     (b)  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  The pro forma financial statements that are required pursuant to
Article 11 of Registration S-X are attached hereto.

     (c) A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1, the terms of which are incorporated herein by reference.

                                       2
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                                CONSILIUM, INC.

                                ---------------

                       PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)

        On February 19, 1998, the Company sold certain assets of its Healthcare Products and Process Industries Group that focused on the FlowStream product line (the "Healthcare Group") to Base Ten Systems, Inc. (the "Buyer"). The Buyer purchased certain tangible and intangible assets and assumed certain liabilities of the Healthcare Group. The transaction was accounted for as a sale of an asset.

        The accompanying pro forma condensed consolidated balance sheet has been prepared as if the sale was consummated on October 31, 1997. The accompanying pro forma condensed consolidated statement of operations for the year ended October 31, 1997 has been prepared as if the sale was consummated at the beginning of fiscal 1997. The pro forma condensed consolidated statement of operations does not include the effect of any nonrecurring charges directly attributable to the sale.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated operating results or consolidated financial position that would have been reported had the sale occurred on the date indicated, nor is it necessarily indicative of future operating results or financial position.

                                      3
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                                CONSILIUM, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           (In thousands, unaudited)


                                              As of October 31, 1997
                                    -----------------------------------------
                                    Historical       Pro Forma      Pro Forma
                                    Consilium       Adjustments     Consilium
       ASSETS

Current assets:
  Cash and cash equivalents          $ 7,865         $ 1,500 (a)     $ 9,365
  Accounts receivable, net            11,014               - (c)      11,014
  Other current assets                   590               -             590
                                     -------         -------         -------

    Total current assets              19,469           1,500          20,969
                                     -------         -------         -------

Property and equipment (net)           4,312            (500) (b)      3,812
Software development costs (net)       2,688          (1,123) (f)      1,565
Goodwill (net)                         3,092               -           3,092
Other assets                             406               -             406
                                     -------         -------         -------

        TOTAL ASSETS                 $29,967         $  (123)        $29,844
                                     =======         =======         =======


        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Line of credit                     $ 3,051         $     -         $ 3,051
  Accounts payable                     6,587               -           6,587
  Other current liabilities
   and accrued expenses                3,799               -           3,799
  Accrued acquisition costs            1,662               -           1,662
  Deferred revenue                     6,437            (882) (b)      5,555
                                     -------         -------         -------

    Total current liabilities         21,536            (882)         20,654
                                     -------         -------         -------

    Total stockholders' equity         8,431             759 (d)       9,190
                                     -------         -------         -------

        TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY        $29,967         $  (123)        $29,844
                                     =======         =======         =======

                                      4
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                                CONSILIUM, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (In thousands, except per share data; unaudited)

                                   For the Year Ended October 31, 1997
                               -----------------------------------------
                               Historical       Pro Forma      Pro Forma
                               Consilium       Adjustments     Consilium

REVENUES:

  Product                       $14,181         $ 1,610 (e)     $12,571
  Services                       25,940           3,204 (e)      22,736
  Development                       514             365 (e)         149
                                -------         -------         -------

    Total revenues               40,635           5,179          35,456
                                -------         -------         -------

COST OF REVENUES:

  Product                         3,245             712 (e)       2,533
  Services                       15,449           3,121 (e)      12,328
  Development                       369             230 (e)         139
                                -------         -------         -------

     Total cost of revenues      19,063           4,063          15,000
                                -------         -------         -------

GROSS MARGIN                     21,572           1,116          20,456
                                -------         -------         -------

OPERATING EXPENSES:
  Research and development       12,165           2,409 (e)       9,756
  Selling and marketing          13,739           3,813 (e)       9,926
  General and administrative      3,993             496 (e)       3,497
                                -------         -------         -------

    Total operating expenses     29,897           6,718          23,179
                                -------         -------         -------

Loss from operations             (8,325)         (5,602)         (2,723)
                                -------         -------         -------

Interest income (expense), net     (138)             (8) (e)       (130)
                                -------         -------         -------

LOSS BEFORE
  INCOME TAX PROVISION           (8,463)         (5,610)         (2,853)

PROVISION FOR INCOME TAXES          301               -             301
                                -------         -------         -------

NET LOSS                         (8,764)         (5,610)         (3,154)

PREFERRED STOCK DIVIDENDS          (305)              -            (305)
                                -------         -------         -------

NET LOSS ATTRIBUTABLE TO
 COMMON STOCK                   $(9,069)        $(5,610)        $(3,459)
                                =======         =======         =======

DILUTED LOSS PER COMMON SHARE   $ (1.13)        $ (0.70)        $ (0.43)

SHARES USED IN PER SHARE
 CALCULATIONS                     8,045           8,045           8,045


                                      5
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                                CONSILIUM, INC.

                                ---------------

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 1. BASIS OF PRESENTATION

     The unaudited pro forma condensed consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.
Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma consolidated financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report for the year ended October 31, 1997.


NOTE 2. PRO FORMA ADJUSTMENTS

     Certain pro forma adjustments have been made to the accompanying pro forma condensed consolidated balance sheet and statement of operations as described below:

     (a) Entry to record cash received from the sale assuming the sale had occurred as of October 31, 1997.

     (b) Entry to reflect the sale of certain of the Company's assets and assumption of certain of the Company's liabilities by the Buyer.

     (c) As of October 31, 1997, included in accounts receivable is approximately $1,697,000 of receivables related to previous sales of FlowStream products. Such receivables were not purchased by the Buyer and any cash collected for these receivables will be retained by the Company.

     (d)  Entry to recognize the gain from the sale of the Healthcare Group.

     (e)  Entry to eliminate all revenues and expenses of the Healthcare Group.

     (f) Entry to write off previously capitalized software development costs related to the Healthcare Group.

                                      6
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 3, 1998                             CONSILIUM, INC.


                                                 By: /s/ Clifton Wong
                                                     -----------------
                                                     Clifton Wong
                                                     Vice President, Finance
                                                     and Chief Financial Officer

                                       7
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                                 EXHIBIT INDEX

Exhibit No.           Exhibit Title
-----------           -------------
   2.1                Asset Purchase Agreement dated February 19, 1998 by and
                      among the Registrant, Base Ten FlowStream, Inc. and
                      Base Ten Systems, Inc.